   As filed with the Securities and Exchange Commission on December 16, 1999.
                                                      Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 -------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                 -------------
                          INTERNET CAPITAL GROUP, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                    7389                    23-2996071
     (State or Other          (Primary Standard           (I.R.S. Employer
     Jurisdiction of              Industrial            Identification No.)
     Incorporation or        Classification Code
      Organization)                Number)
                                 -------------
                              435 Devon Park Drive
                                  Building 800
                           Wayne, Pennsylvania 19087
                                 (610) 989-0111
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                                 -------------
                             Walter W. Buckley, III
                     President and Chief Executive Officer
                          Internet Capital Group, Inc.
                              435 Devon Park Drive
                                  Building 800
                           Wayne, Pennsylvania 19087
                                 (610) 989-0111
 (Name, address including zip code, and telephone number, including area code, of agent for service)
                                 -------------
                                With copies to:
     Christopher G. Karras, Esq.                 Bruce K. Dallas, Esq.
        Dechert Price & Rhoads                     Sarah Beshar, Esq.
       4000 Bell Atlantic Tower                  Davis Polk & Wardwell
           1717 Arch Street                       450 Lexington Avenue
   Philadelphia, Pennsylvania 19103             New York, New York 10017
            (215) 994-4000                           (212) 450-4000
                                 -------------

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [_]
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement number for the same offering. [X] File No. 333-91447
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                 -------------
                        CALCULATION OF REGISTRATION FEE

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--------------------------------------------------------------------------------

 Title of Each Class of                       Proposed
    Securities to be      Amount to be        Maximum         Proposed Maximum          Amount of
       Registered          Registered      Offering Price Aggregate Offering Price  Registration Fee
----------------------------------------------------------------------------------------------------
5 1/2% Convertible
 Subordinated Notes due
 2004..................   $57,500,000(1)        100%             $57,500,000(2)          $15,180
----------------------------------------------------------------------------------------------------
Common Stock, par value
 $.001 per share,
 issuable upon
 conversion of 5 1/2%
 Convertible
 Subordinated Notes due
 2004..................     451,192(3)(4)       (4)                  (4)                   (4)
----------------------------------------------------------------------------------------------------
 Total.................                                          $57,500,000             $15,180

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(1) Includes $7,500,000 principal amount that the underwriters have the option to purchase to cover over-allotments, if any.
(2) Exclusive of accrued interest, if any. Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c) of the Securities Act of 1933, as amended.
(3) This number represents the number of shares of common stock that are initially issuable upon conversion of the 5 1/2% Convertible Subordinated Notes due 2004 registered hereby.
(4) No additional consideration will be received for any shares of common stock issued upon conversion of the 5 1/2% Convertible Subordinated Notes. Pursuant to Rule 416 under the Securities Act of 1933, this registration statement also includes an indeterminate number of shares that may be issued upon conversion of the 5 1/2% Convertible Subordinated Notes as a result of anti-dilution and other provisions of the notes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

      This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and General Instruction V on Form S-1. The contents of the Registration Statement on Form S-1 (File No. 333-91447), as amended, declared effective on December 15, 1999 by the Securities and Exchange Commission, are hereby incorporated by reference.

Item 16. Exhibits and Financial Statement Schedules

      (a) Exhibits

 Exhibit
 Number  Document
 ------- --------
  1.1    Form of U.S. Purchase Agreement for U.S. Offering of Common Stock
         (incorporated by reference to Exhibit 1.1 to Amendment No. 1 filed by the Registrant on December 6, 1999 ("Amendment No. 1") to the
         Registration Statement on Form S-1 filed by the Registrant on November
         22, 1999 (Registration No. 333-91447) (the "Follow-on Registration
         Statement"))

  1.2    Form of International Purchase Agreement for International Offering of
         Common Stock (incorporated by reference to Exhibit 1.2 to Amendment
         No. 1)

  1.3    Form of Purchase Agreement for Convertible Subordinated Note Offering
         (incorporated by reference to Exhibit 1.3 to Amendment No. 1)

  2.1    Agreement of Merger, dated February 2, 1999, between Internet Capital
         Group, L.L.C., and Internet Capital Group, Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-1
         filed by the Registrant on May 11, 1999 (Registration No. 333-78193)
         ("IPO Registration Statement"))

  3.1    Restated Certificate of Incorporation (incorporated by reference to
         Exhibit 2.1 to the Registration Statement on Form 8-A filed by the Registrant on August 4, 1999 (Registration No. 000-26989) ("8-A
         Registration Statement"))

  3.2 Amended and Restated Bylaws (incorporated by reference to Exhibit 2.2 to the 8-A Registration Statement)

  4.1    Specimen Certificate for Internet Capital Group's Common Stock
         (incorporated by reference to Exhibit 4.1 to Amendment No. 3 to the IPO Registration Statement filed by the Registrant on August 2, 1999
         (Registration No. 333-78193) ("IPO Amendment No. 3"))

  4.2    Form of Indenture between Internet Capital Group, Inc. and Chase
         Manhattan Trust Company, National Association, as Trustee, for the
         Convertible Subordinated Notes (incorporated by reference to Exhibit
         4.7 to Amendment No. 1)

  4.3    Form of Internet Capital Group's Convertible Subordinated Note due
         December 21, 2004 (included in Exhibit 4.2)

  5.1 Opinion of Dechert Price & Rhoads as to the legality of the Convertible Notes being registered

 10.1    Internet Capital Group, L.L.C. 1998 Equity Compensation Plan
         (incorporated by reference to Exhibit 10.1 to the IPO Registration
         Statement)

 10.1.1  Internet Capital Group, Inc. 1999 Equity Compensation Plan
         (incorporated by reference to Exhibit 10.1.1 to the IPO Registration
         Statement)

 10.1.2 Internet Capital Group, Inc. 1999 Equity Compensation Plan as Amended and Restated May 1, 1999 (incorporated by reference to Exhibit 10.1.2 to the IPO Registration Statement)

 10.1.3  Amendment No. 1 to the Internet Capital Group, Inc. 1999 Equity
         Compensation Plan as Amended and Restated May 1, 1999 (incorporated by reference to Exhibit 10.1.3 to Amendment No. 2 to the IPO Registration
         Statement filed by the Registrant on July 16, 1999 (Registration No.
         333-79193) ("IPO Amendment No. 2"))

 10.2    Internet Capital Group, L.L.C. Option Plan for Non-Employee Managers
         (incorporated by reference to Exhibit 10.2 to the IPO Registration
         Statement)

 10.2.1 Internet Capital Group, Inc. Directors' Option Plan (incorporated by reference to Exhibit 10.2.1 to the IPO Registration Statement)


 Exhibit
 Number  Document
 ------- --------
 10.3    Internet Capital Group, L.L.C. Membership Profit Interest Plan
         (incorporated by reference to Exhibit 10.3 to the IPO Registration
         Statement)

 10.4    Form of Internet Capital Group, Inc. Long-Term Incentive Plan
         (incorporated by reference to Exhibit 10.4 to Amendment No. 1)

 10.5    Amended and Restated Limited Liability Company Agreement of Internet
         Capital Group, L.L.C. dated September 30, 1998 (incorporated by reference to Exhibit 10.5 to the IPO Registration Statement)

 10.5.1  Amended and Restated Limited Liability Company Agreement of Internet
         Capital Group, L.L.C. dated January 4, 1999 (incorporated by reference to Exhibit 10.5.1 to the IPO Registration Statement)

 10.6    Securities Holders Agreement dated February 2, 1999 among Internet
         Capital Group, Inc. and certain securities holders named therein
         (incorporated by reference to Exhibit 10.6 to the IPO Registration
         Statement)

 10.7 Form of Internet Capital Group, Inc. Common Stock Purchase Warrant dated May 10, 1999 issued in connection with the Convertible Note
         (incorporated by reference to Exhibit 10.21 to the IPO Registration
         Statement)

 10.8    Form of Internet Capital Group, Inc. Convertible Note dated May 10,
         1999 (incorporated by reference to Exhibit 10.22 to the IPO
         Registration Statement)

 10.9    Stock Purchase Agreement between Internet Capital Group, Inc. and
         Safeguard Scientifics, Inc. (incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999)

 10.9.1  Stock Purchase Agreement between Internet Capital Group, Inc. and
         International Business Machines Corporation (incorporated by reference to Exhibit 10.23.1 to IPO Amendment No. 2)

 10.10 Letter describing the oral lease between Internet Capital Group and Safeguard Scientifics, Inc. for premises located in Wayne, Pennsylvania (incorporated by reference to Exhibit 10.24 to Amendment
         No. 1 to the IPO Registration Statement filed by the Registrant on June 22, 1999 (Registration No. 333-78193) ("IPO Amendment No. 1"))

 10.11   Form of Office Lease between Friends' Provident Life Office and IBIS
         (505) Limited for premises located in London, England (incorporated by reference to Exhibit 10.11 to Amendment No. 3 filed by the Registrant on December 15, 1999 ("Amendment No. 3") to the Follow-on Registration
         Statement)

 10.12   Office Lease dated September, 1999 between Internet Capital Group
         Operations, Inc. and 45 Milk Street, L.P. for premises located in
         Boston, Massachusetts (incorporated by reference to Exhibit 10.12 to the Follow-on Registration Statement)

 10.13   Office Lease dated February 25, 1999 between OTR and Internet Capital
         Group, Operations, Inc. for premises located in San Francisco,
         California (incorporated by reference to Exhibit 10.27 to IPO
         Amendment No. 1)

 10.14   Credit Agreement dated as of April 30, 1999 by and among Internet
         Capital Group, Inc., Internet Capital Group Operations, Inc., the
         Banks named therein and PNC Bank, N.A. (incorporated by reference to Exhibit 10.26 to the IPO Registration Statement)

 10.15 Amendment No. 1 to the Credit Agreement dated October 27, 1999 by and among Internet Capital Group, Inc., Internet Capital Group Operations,
         Inc., the Banks named therein and PNC Bank, N.A. (incorporated by reference to Exhibit 10.15 to the Follow-on Registration Statement)

 10.15.1 Amendment No. 2 to the Credit Agreement dated November 19, 1999 by and among Internet Capital Group, Inc., Internet Capital Group Operations,
         Inc., the Banks named therein and PNC Bank, N.A. (incorporated by reference to Exhibit 10.15.1 to the Follow-on Registration Statement)


 Exhibit
 Number  Document
 ------- --------
 10.15.2 Form of Amended and Restated Amendment No. 2 to the Credit Agreement
         dated December 10, 1999 by and among Internet Capital Group, Inc.,
         Internet Capital Group Operations, Inc., the Banks named therein and
         PNC Bank, N.A. (incorporated by reference to Exhibit 10.15.2 to
         Amendment No. 3)
 10.16   Benchmarking Partners, Inc. Option Agreement dated January 1, 1997 by and between Christopher H. Greendale and Internet Capital Group,
         L.L.C. (incorporated by reference to Exhibit 10.28 to the IPO
         Registration Statement)

 10.16.1 Amendment to Benchmarking Partners Option Agreement dated July 19,
         1999 by and between Christopher H. Greendale and Internet Capital
         Group, Inc. (incorporated by reference to Exhibit 10.29.1 to IPO
         Amendment No. 3)

 10.17 Syncra Software, Inc. Option Agreement dated August 1, 1998 by and between Michael H. Forster and Internet Capital Group, L.L.C.
         (incorporated by reference to Exhibit 10.29 to the IPO Registration
         Statement)

 10.18   Letter Agreement between Internet Capital Group, L.L.C. and Douglas
         Alexander dated July 18, 1997 (incorporated by reference to Exhibit
         10.31 to IPO Amendment No. 1)

 10.19   Letter Agreement between Internet Capital Group, L.L.C. and Robert
         Pollan dated April 27, 1998 (incorporated by reference to Exhibit
         10.32 to IPO Amendment No. 1)

 10.20   Form of Promissory Note issued in connection with exercise of Internet
         Capital Group's stock options in May, June and July of 1999
         (incorporated by reference to Exhibit 10.33 to IPO Amendment No. 1)

 10.21 Form of Restrictive Covenant Agreement executed in connection with exercise of Internet Capital Group's stock options (incorporated by reference to Exhibit 10.34 to IPO Amendment No. 1)

 10.22 Securities Purchase Agreement dated October 27, 1999 by and among eMerge Interactive, Inc., J. Technologies, LLC and Internet Capital
         Group, Inc. (incorporated by reference to Internet Capital Group's
         Current Report on Form 8-K filed November 22, 1999 (File No. 0-26929))

 10.23   Joint Venture Agreement dated October 26, 1999 by and between Internet
         Capital Group, Inc. and Safeguard Securities, Inc. (incorporated by reference to Exhibit 10.23 to the Follow-on Registration Statement)

 10.24   Purchase Agreement dated November 5, 1999 between JusticeLink, Inc.
         and Internet Capital Group, Inc. (incorporated by reference to Exhibit
         10.24 to Amendment No. 1)

 10.25   Purchase Agreement dated December 6, 1999 between Internet Capital
         Group, Inc. and AT&T Corp. (incorporated by reference to Exhibit 10.25 to Amendment No. 1)

 10.26   Purchase Agreement dated December 6, 1999 between Internet Capital
         Group, Inc. and Internet Assets, Inc. (incorporated by reference to
         Exhibit 10.26 to Amendment No. 1)

 10.27   Purchase Agreement dated December 14, 1999 between Internet Capital
         Group, Inc. and Ford Motor Company (incorporated by reference to
         Exhibit 10.27 to Amendment No. 3)

 12.1 Calculation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to the Follow-on Registration Statement)

 21.1    Subsidiaries of Internet Capital Group (incorporated by reference to
         Exhibit 21.1 to Amendment No. 1)

 23.1    Consent of KPMG LLP regarding Internet Capital Group, Inc.

 23.2    Consent of Dechert Price & Rhoads, included in Exhibit 5.1

 23.3    Consent of KPMG LLP regarding Applica Corporation

 23.4    Consent of KPMG LLP regarding Breakaway Solutions, Inc.

 23.5    Consent of PricewaterhouseCoopers LLP regarding CommerceQuest, Inc.

 23.6    Consent of Ernst & Young LLP regarding ComputerJobs.com, Inc.

 23.7    Consent of PricewaterhouseCoopers LLP regarding Syncra Software, Inc.

 23.8    Consent of Arthur Andersen LLP regarding United Messaging, Inc.


 Exhibit
 Number  Document
 ------- --------
  23.9   Consent of PricewaterhouseCoopers LLP regarding Universal Access, Inc.

  23.10  Consent of KPMG LLP regarding Web Yes, Inc.

  23.11  Consent of KPMG LLP regarding WPL Laboratories, Inc.

  23.12  Consent of PricewaterhouseCoopers LLP regarding Vivant! Corporation

  23.13  Consent of KPMG LLP regarding VitalTone Inc.

  23.14  Consent of PricewaterhouseCoopers LLP regarding Commerx, Inc.

  23.15  Consent of KPMG LLP regarding eMerge Interactive, Inc.

  23.16  Consent of Deloitte & Touche LLP regarding Onvia.com, Inc.

  23.17  Consent of KPMG LLP regarding Purchasing Group, Inc. and Integrated
         Sourcing, LLC.

  23.18  Consent of PricewaterhouseCoopers LLP regarding traffic.com, Inc.

  23.19  Consent of Arthur Andersen, LLP regarding USgift.com

  23.20  Consent of Ernst & Young LLP regarding JusticeLink, Inc.

  24.1   Power of Attorney, included on the signature page of the Follow-on
         Registration Statement

  25.1 Statement on Form T-1 of Eligibility of Trustee (incorporated by reference to Exhibit 25.1 to the Follow-on Registration Statement)

  27.1 Financial Data Schedule (incorporated by reference to Exhibit 27.1 to the Follow-on Registration Statement)

--------

      (b) Financial Statement Schedules

        None.

      Schedules have been omitted since they are not required or are not applicable or the required information is shown in the financial statements or related notes.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wayne, County of Chester, Commonwealth of Pennsylvania on the 16th day of December, 1999.

                                          Internet Capital Group, Inc.

                                                  Walter W. Buckley, III
                                          By: _________________________________
                                                  Walter W. Buckley, III
                                               President and Chief Executive
                                                          Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              Signature                          Title                   Date
              ---------                          -----                   ----

        Walter W. Buckley, III         President, Chief Executive  December 16, 1999
______________________________________  Officer and Director
        Walter W. Buckley, III          (principal executive
                                        officer)

           David D. Gathman            Chief Financial Officer     December 16, 1999
______________________________________  and Treasurer (principal
           David D. Gathman             financial and accounting
                                        officer)

                  *                    Director                    December 16, 1999
______________________________________
          Julian A. Brodsky

                  *                    Director                    December 16, 1999
______________________________________
          E. Michael Forgash

                  *                    Director                    December 16, 1999
______________________________________
            Kenneth A. Fox

                  *                    Director                    December 16, 1999
______________________________________
        Dr. Thomas P. Gerrity

                  *                    Director                    December 16, 1999
______________________________________
         Robert E. Keith, Jr.
                  *                    Director                    December 16, 1999
______________________________________
           Peter A. Solvik

        Walter W. Buckley, III
*By: _________________________________
        Walter W. Buckley, III
           Attorney-in-Fact